Exhibit 23 b




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-63035.

                                        /s/ Arthur Andersen LLP

                                        Arthur Andersen LLP



 March 25, 1996
 New York, NY